                                 SCHEDULE 14A
                                (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

    Filed by the registrant /X/

    Filed by a party other than the registrant / /

    Check the appropriate box:
    / /     Preliminary Proxy Statement
    / /     Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
    /X/     Definitive Proxy Statement
    / /     Definitive Additional Materials
    / /     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
            240.14a-12

                         CHECK TECHNOLOGY CORPORATION
               (Name of Registrant as Specified in Its Charter)

                                     N/A
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    /X/     No fee required
    / /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
            and 0-11.
            (1)  Title of each class of securities to which transaction applies:
            (2)  Aggregate number of securities to which transactions applies:
            (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            (4)  Proposed maximum aggregate value of transaction:
            (5)  Total fee paid:
    / /     Fee paid previously with preliminary materials.
    / /     Check box if any part of the fee is offset as provided by
            Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)  Amount Previously Paid:
            (2)  Form, Schedule or Registration Statement No.:
            (3)  Filing Party:
            (4)  Date Filed:

                          CHECK TECHNOLOGY CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 18, 1999

    Notice is hereby given that the Annual Meeting of Shareholders of Check Technology Corporation will be held at the offices of the Company, 12500 Whitewater Drive, Minnetonka, Minnesota 55343 on Thursday, March 18, 1999, at 3:00 p.m., Central Standard Time, for the following purposes:

        1. To elect five directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected.

        2. To ratify and approve the selection of independent auditors for the current fiscal year.

        3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on January 26, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors,

                                          Thomas H. Garrett III
                                          SECRETARY

Minnetonka, Minnesota
February 5, 1999

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                          CHECK TECHNOLOGY CORPORATION
                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 18, 1999

    This Proxy Statement is furnished to the shareholders of Check Technology Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on Thursday, March 18, 1999, at the offices of the Company, 12500 Whitewater Drive, Minnetonka, MN 55343, at 3:00 p.m., Central Standard Time, or any adjournment or adjournments thereof. The cost of this solicitation will be borne by the Company. In addition to the solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person, and no additional compensation will be paid to such individuals. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the name of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses. The mailing of this proxy statement to shareholders of the Company commenced on or about February 5, 1999.

    The total number of shares of capital stock of the Company outstanding and entitled to vote at the meeting as of January 26, 1999 consists of 6,166,240 shares of $.10 par value Common Stock (the "Common Stock"). Each share of Common Stock is entitled to one vote and there is no cumulative voting. Only shareholders of record at the close of business on January 26, 1999 will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

    Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business.

    Shares represented by proxies properly signed, dated and returned will be voted at the Annual Meeting in accordance with the instructions set forth therein. If a proxy is properly signed but contains no such instructions, the shares represented thereby will be voted FOR the director nominees, FOR the appointment of the auditors and at the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting. Each proxy may be revoked at any time before it is voted by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company or by attending the Annual Meeting and voting in person.

    Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast on proposals presented to shareholders, but as unvoted for purposes of determining the approval of the matter. Consequently, an abstention will have the same effect as a negative vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                        SECURITY OWNERSHIP OF PRINCIPAL
                          SHAREHOLDERS AND MANAGEMENT

    The following table sets forth, as of January 26, 1999, the beneficial ownership of the Company's Common Stock by (i) all persons who are known by the Company to hold five percent or more of the Common Stock of the Company, (ii) each of the directors of the Company, (iii) each executive officer named in the Summary Compensation Table below, and (iv) all directors and officers of the Company as a group.

                                                                           SHARES BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER                                              OWNED             PERCENT OF CLASS
-----------------------------------------------------------------------  ------------------------  -------------------

AWM Investment Company, Inc. ..........................................            528,700(1)                 8.6%
  153 East 53rd Street
  New York, NY 10022

Perkins Capital Management, Inc. ......................................            346,250(2)                 5.6%
  730 East Lake Street
  Wayzata, MN 55391

Jay A. Herman(3)(4)....................................................            172,300(5)                 2.8%

Robert Reznick(3)......................................................            107,025(5)(6)              1.7%

Thomas H. Garrett III(3)...............................................             25,000(5)(7)                *

Gary R. Holland(3).....................................................             27,000(5)                   *

Oscar Victor(3)........................................................             35,400(5)                   *

All officers and directors as a group (9 persons)......................            454,561(5)                 7.2%

------------------------

 *  Less than 1%

(1) Includes 380,600 shares held by Special Situations Fund III, L.P. (the "Special Fund") and 125,100 shares held by Special Situations Cayman Fund, L.P. (the "Cayman Fund"). AWM Investment Company, Inc. ("AWM") is the partner of and investment adviser to the Cayman Fund and the general partner of a partnership that is the general partner of the Special Fund. Messrs. Austin W. Marxe and David M. Greenhouse are the principal owners of AWM. Also includes 23,000 shares individually owned by Mr. Marxe.

(2) Perkins Capital Management, Inc. has sole dispositive power with respect 346,250 shares and sole voting power with respect to 117,500 shares.

(3) Serves as a director of the Company and has been nominated for reelection. The address of each individual is 12500 Whitewater Drive, Minnetonka, MN 55343.

(4) Serves as an executive officer of the Company and appears in the Summary Compensation Table below.

(5) Includes the following number of shares which could be purchased under stock options exercisable within 60 days from the date hereof: Mr. Herman, 53,750 shares; Mr. Reznick, 22,700 shares; Mr. Garrett, 8,334 shares; Mr. Holland, 15,000 shares; Mr. Victor, 22,660 shares; and all officers and directors as a group, 148,694 shares.

(6) Includes 15,000 shares held by the Robert and Anne Reznick Family Foundation and 5,174 shares held in an irrevocable insurance trust. Mr. Reznick disclaims beneficial ownership of such shares.

(7) Includes 6,000 shares held by Mr. Garrett's spouse. Mr. Garrett disclaims beneficial ownership of such shares.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Bylaws of the Company provide that at each annual meeting the shareholders shall determine the number of directors to serve during the following year. The Bylaws also authorize the Board to increase the number of directorships between annual meetings of shareholders. The Board of Directors has recommended that the number of directors to be elected this year be set at five.

    The Board of Directors recommends that the shareholders elect the nominees named below as directors of the Company for the ensuing year. It is intended that the persons named as proxies will vote the proxies for the election as directors of the nominees named below. Each nominee is presently a director of the Company. Unless otherwise indicated, each nominee has held his present occupation as set forth below, or has been an officer with the organization indicated, for more than the past five years. Each nominee has indicated his willingness to serve, but should any nominee be unable to serve as a director, the persons named as proxies may vote for a substitute nominee in their discretion.

--------------------------------------------------------------------------------

Robert Reznick                         Chairman of the Board of Directors
Director since 1986                    of Fidelity Bank, Edina, Minnesota
Age--79

    Mr. Reznick is the Chairman of the Board of the Company. Mr. Reznick also served as Chairman of the Board of Craig-Hallum Corporation, a holding company with interests in the securities and investment banking industries, from 1969 through June 1992.

--------------------------------------------------------------------------------

Jay A. Herman                          President of the Company
Director since 1989                    since June 1989
Age--51

    Mr. Herman joined the Company as Executive Vice President and Chief Financial Officer in May 1988 and was promoted to President in June 1989. Prior to joining the Company, Mr. Herman was Vice President and Chief Financial Officer of Gelco Corporation's International Division. He held that post from 1986 to 1988. Between 1979 and 1986, Mr. Herman held the positions of Vice President of Administrative Services for Gelco Corporation and Director of Planning and Budgets for Gelco's Fleet Leasing Division. Before joining Gelco, Mr. Herman held several positions with General Mills.

--------------------------------------------------------------------------------

Thomas H. Garrett III                  Business Consultant
Director since 1986
Age--53

    Mr. Garrett is Secretary to the Company and has been a business consultant since July 1996. Prior to July 1996, Mr. Garrett was a partner at the law firm of Lindquist & Vennum P.L.L.P. of Minneapolis, Minnesota. He served as its Managing Partner from 1993 through 1995. Mr. Garrett is also a director of St. Jude Medical, Inc. and Lifecore Biomedical, Inc.

--------------------------------------------------------------------------------

Gary R. Holland                        Managing Partner, Holland
Director since 1992                    & Associates, a Minneapolis-
Age--56                                based consulting firm

    Mr. Holland is Chairman of the Board of Directors of Datakey, Inc., a manufacturer of electronic security devices, and President and Chief Executive Officer of Fargo Electronics, Inc., a manufacturer of photo-identification printers. He previously served as President and Chief Executive Officer of Datacard Corporation, a manufacturer of plastic transaction cards, embossing and encoding equipment and transaction terminals, from 1982 to 1992.

--------------------------------------------------------------------------------

Oscar Victor                           Private Investor
Director since 1986
Age--79

    Mr. Victor was formerly the President of Vic Research and Development Incorporated, Minneapolis, MN, a consulting services firm, and Chief Executive Officer of Vic Manufacturing Company, Minneapolis, MN, a manufacturer of dry cleaning and air pollution control equipment. He is also a director of Fidelity Bank and General Securities, Incorporated.

--------------------------------------------------------------------------------

VOTE REQUIRED

    The affirmative vote of a majority of the shares represented at the meeting of the Company's Common Stock is required for the election of the nominees.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                         THE ELECTION OF EACH NOMINEE.

                            ------------------------

    The Board of Directors met six times during fiscal 1998. The Board of Directors has two standing committees, the Executive Committee and the Audit Committee. The Executive Committee is currently composed of Messrs. Reznick and Herman. The Executive Committee met seven times during fiscal 1998. The Executive Committee has the power of the Board and also acts as an advisory body to the Board by reviewing various matters prior to their submission to the Board. The Audit Committee is currently comprised of Messrs. Holland and Garrett. The Audit Committee met twice in fiscal 1998 and has met once since September 30, 1998 to review the 1998 audit and the recommendations of the Company's independent auditors. Among other duties, the Audit Committee reviews and evaluates significant matters relating to the audit and internal controls of the Company, reviews the scope and results of audits by, and the recommendations of, the Company's independent auditors and approves additional services to be provided by the auditors. The Committee reviews audited financial statements of the Company. Each director attended 75% or more of the meetings during fiscal 1998 of the Board of Directors and Board Committees on which he served.

    The Company does not have a nominating committee or a compensation committee.

    During fiscal 1998, directors were paid a fee of $1,000 for each meeting attended of the Board of Directors and $500 for each meeting attended of any committee on which they serve. No compensation for serving as a director was paid to Mr. Herman.

    The Company's 1997 Stock Plan (the "1997 Plan") allows for the granting of discretionary stock options and other stock-based awards to directors of the Company, including non-employee directors. The 1997 Plan does not currently provide for annual automatic grants to non-employee directors.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table shows, for the fiscal years ending September 30, 1998, 1997 and 1996, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to Jay A. Herman, the Company's President and Chief Executive Officer (the "Named Executive"). No other executive officer of the Company received total cash compensation exceeding $100,000 during 1998.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM
                                                                      COMPENSATION AWARDS
                                                                  ----------------------------
                                        ANNUAL COMPENSATION        RESTRICTED       SECURITIES
                                     --------------------------      STOCK          UNDERLYING          ALL OTHER
NAME AND POSITION                    YEAR  SALARY($)   BONUS($)    AWARDS($)        OPTIONS(#)      COMPENSATION($)(3)
-----------------------------------  ----  ---------   --------   ------------      ----------      ------------------
Jay A. Herman .....................  1998  $ 201,703   $ 45,000          0          15,000(2)             $5,000
  President and Chief Executive      1997    193,975     35,000   $240,625(1)            0                 4,500
  Officer                            1996    186,680     75,600          0               0                 4,500

------------------------

(1) Reflects a grant of 25,000 shares of restricted stock on October 1, 1996 on which date the fair market value of the Company's stock was $9.625 per share. This award vests over five years in equal increments.

(2) Reflects an option grant of 15,000 shares at $4.75 per share.

(3) Reflects 401(k) matching contributions under the Company's Profit Sharing Plan.

OPTION EXERCISES AND HOLDINGS

    The following table sets forth information with respect to an option grant to the Named Executive in fiscal 1998:

                        OPTION GRANT IN LAST FISCAL YEAR

                                                                                                         POTENTIAL REALIZABLE
                                                                  INDIVIDUAL GRANT                         VALUE AT ASSUMED
                                             ----------------------------------------------------------    ANNUAL RATES OF
                                               NUMBER OF                                                     STOCK PRICE
                                              SECURITIES    PERCENT OF TOTAL                               APPRECIATION FOR
                                              UNDERLYING     OPTIONS GRANTED                                 OPTION TERM
                                                OPTIONS      TO EMPLOYEES IN    EXERCISE    EXPIRATION   --------------------
NAME                                          GRANTED(#)       FISCAL YEAR        PRICE        DATE        5%($)     10%($)
-------------------------------------------  -------------  -----------------  -----------  -----------  ---------  ---------
Jay A. Herman..............................       15,000               15%      $    4.75      9/30/04      29,006     67,596

    The following table sets forth information with respect to the Named Executive concerning the exercise of options during 1998 and unexercised options held as of September 30, 1998:

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                                       NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                      UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                                       OPTIONS AT FY-END(#)      OPTIONS AT FY-END($)(1)
                               SHARES ACQUIRED                      --------------------------  --------------------------
NAME                           ON EXERCISE(#)   VALUE REALIZED($)   EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-----------------------------  ---------------  ------------------  -----------  -------------  -----------  -------------
Jay A. Herman................        --                 --              50,000        27,500        --            --

------------------------

(1) Based on a market price of $3.00 per share for the Company's Common Stock as of September 30, 1998.

EMPLOYMENT AGREEMENTS

    Effective October 1, 1994, the Board approved a new Employment Agreement for Mr. Herman with a term through September 30, 1999. Under the agreement, Mr. Herman receives a minimum base salary of $179,500 and is eligible for fringe benefits made available to executive officers of the Company. The agreement also provides that, if Mr. Herman's employment is terminated (1) by the Company for reasons other than death, retirement, disability or "Cause;" or (ii) by Mr. Herman for "good reason," following a "change in control" as defined in the agreement, then the Company shall pay a severance payment equal to the greater of $538,500 or three times Mr. Herman's full compensation (base plus incentive compensation and other items) during the period prior to the termination. In general, a change in control would occur when there has been a change in the controlling persons reported in the Company's proxy statement, when 30% or more of the Company's outstanding voting stock is acquired by any person, or when the current members of the Board of Directors or their successors, elected or nominated by such members, cease to be a majority of the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The full Board of Directors of the Company acts as the Compensation Committee. Jay A. Herman, the President of the Company, served on the Board of Directors during 1998.

REPORT ON EXECUTIVE COMPENSATION

    Decisions on compensation of the Company's executives are made by the entire Board of Directors. The following report shall not be deemed incorporated by reference into any filing under the Securities Exchange Act of 1933 or the Securities Exchange Act of 1934.

    The Company uses various compensation surveys and outside consultants to develop its compensation strategy and plans. The Board also refers to such surveys for executive compensation purposes. The Board has not used outside consultants to prepare specific studies but the Board would be free to do so in the exercise of its independent judgment.

    There are four components to the Company's executive compensation program:
(1) base salary; (2) bonus; (3) stock option; and (4) profit sharing/retirement. The compensation philosophy of the Company is to be competitive with comparable and directly competitive companies to attract and motivate highly qualified employees. To this end, the Board has adjusted the mix of the compensation components from year to year according to survey data and the Company's performance.

    BASE SALARY. Executive base salaries are adjusted annually based on cost of living adjustments. Historically, base compensation increases have rarely exceeded 5%. Exceptions have been made in cases where job skills, performance and competitive salary information justify same.

    BONUS. The Board annually approves executive bonuses based upon the achievement of predetermined earnings and development objectives the Board believes are critical to the Company's long-term progress. Bonuses are payable to deserving executives, managers and key employees based upon the recommendation of the Chief Executive Officer.

    STOCK OPTIONS. The Company's current stock option plans include executives, managers and key employees. Stock options have been granted periodically by the Board of Directors. The Company's 1991 and 1997 Plans allow the grant of options, both incentive and non-qualified, as well as restricted and deferred stock awards. Restricted stock grants have been used sparingly. The Company's option grants and restricted stock awards are subject to time vesting in 20%--25% annual increments commencing on the first anniversary of the date of grant. During fiscal 1998, the Company granted stock options to purchase an aggregate of 97,500 shares of common stock to 10 executive officers and employees of the Company.

    PROFIT SHARING/RETIREMENT. The Company sponsors a 401(k) Plan for U.S. employees, including executives, under which the Company partially matches employee contributions at a proportion set by the Company. The Board approves the corporate matching formula for all employees.

    CHIEF EXECUTIVE COMPENSATION. Mr. Herman's compensation for the period 1996-1998 is shown in the summary compensation table above. The Board of Directors believes that Mr. Herman has managed the Company extremely well in a difficult competitive environment and that his compensation is consistent with this evaluation. Mr. Herman has been subject to employment agreements with the Company since 1990. The Agreement (described in "Employment Agreements" set forth above) provides that the Board may increase Mr. Herman's base salary from time to time as it deems advisable.

                 Submitted by the Company's Board of Directors:

                                          Robert Reznick, Chairman
                                          Thomas H. Garrett
                                          Jay A. Herman
                                          Gary R. Holland
                                          Oscar Victor.

STOCK PERFORMANCE

    The graph below sets forth a comparison of the cumulative shareholder return of the Company's Common Stock over the last five fiscal years with the cumulative total return over the same periods for the Total Return Index for the Nasdaq Stock Market -U.S. Companies and a peer group made up of the following four companies whose business is selling capital equipment to the industrial printing industry: Baldwin Technology Company Inc., Gunther International Ltd., Publishers Equipment Corp., and Stevens International, Inc. The graph below compares the cumulative total return of the Company's Common Stock over the last five fiscal years assuming a $100 investment on October 1, 1993 and assuming reinvestment of all dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   FISCAL YEAR ENDING SEPTEMBER 30,

                                            The Company    Nasdaq Index   Peer Group Index
1993                                               $100            $100               $100
1994                                               $220            $101               $107
1995                                               $290            $139               $131
1996                                               $385            $165                $65
1997                                               $190            $227                $95
1998                                               $117            $232                $68

    The performance graph above shall not be deemed incorporated by reference by any statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such Acts.

                                   PROPOSAL 2
                              APPROVAL OF AUDITORS

    Ernst & Young LLP, independent auditors, have been auditors for the Company since its inception. They have been reappointed by the Board of Directors, upon recommendation of the Audit Committee, as the Company's auditors for the current fiscal year and shareholder approval of the appointment is requested. In the event the appointment of Ernst & Young LLP is not approved by the shareholders, the Board of Directors will make another appointment to be effective at the earliest feasible time.

    A representative of Ernst & Young LLP will be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF ERNST & YOUNG LLP.

                             SHAREHOLDER PROPOSALS

    The rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules. The Check Technology Corporation 2000 Annual Meeting of Shareholders is expected to be held on or about March 16, 2000 and proxy materials in connection with that meeting are expected to be mailed on or about January 31, 2000. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before October 4, 1999. In addition, if the Company receives notice of a shareholder proposal after January 26, 2000, such proposal will be considered untimely pursuant to the Company's Bylaws and the persons named as proxies solicited for the Company's 2000 Annual Meeting may exercise discretionary voting power with respect to such proposal.

                                    GENERAL

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Pursuant to Section 16(a) under the Securities Exchange Act of 1934, executive officers, directors and 10% shareholders of the Company are required to file reports on Forms 3, 4 and 5 of their beneficial holdings and transactions in the Company's Common Stock. During fiscal 1998, all such reports were filed in a timely manner.

OTHER MATTERS

    The Board of Directors of the Company knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

    The Annual Report of the Company for the past fiscal year is enclosed herewith and contains the Company's financial statements for the fiscal year ended September 30, 1998. A copy of Form 10-K, the Annual Report filed by the Company with the Securities and Exchange Commission, will be furnished without charge to any shareholder who requests it in writing from the Company, at the address noted on the first page of this Proxy Statement.

                                          BY THE ORDER OF THE
                                          BOARD OF DIRECTORS

                                          Thomas H. Garrett III
                                          SECRETARY

                                        FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                                    MARCH 18, 1999
                                                       3:00 P.M.

                                                   CHECK TECHNOLOGY
                                                      CORPORATION
                                                12500 WHITEWATER DRIVE
                                                  MINNETONKA, MN 55343




CHECK TECHNOLOGY CORPORATION
12500 WHITEWATER DRIVE, MINNETONKA, MN 55343                              PROXY
-------------------------------------------------------------------------------

                     PROXY SOLICITED BY BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                MARCH 18, 1999

     The undersigned hereby appoints Robert Reznick and Thomas H. Garrett III, or either of them, proxies with full power of substitution to vote all shares of stock of Check Technology Corporation of record in the name of the undersigned at the close of business on January 26, 1999, at the Annual Meeting of Shareholders to be held in Minnetonka, Minnesota on March 18, 1999, or at any adjournment or adjournments thereof, hereby revoking all former proxies:


                     SEE REVERSE FOR VOTING INSTRUCTIONS

                          - PLEASE DETACH HERE -

1.   Election of Directors           / / FOR all nominees                    / / WITHHOLD AUTHORITY
                                         listed below (except as                 to vote for nominees
                                         indicated to the contrary)  / /         listed below  / /

     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEES NAME IN THE LIST BELOW.)
     Robert Reznick, Jay A. Herman, Thomas H. Garrett III, Gary R. Holland and Oscar Victor

2.   Proposal to ratify the appointment of Ernst & Young LLP as independent auditors
                         / / FOR             / / AGAINST            / / ABSTAIN


3.   In their discretion, upon any other matters coming before the meeting.
                        / / FOR             / / AGAINST            / / ABSTAIN

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE MATTERS SUMMARIZED ABOVE UNLESS OTHERWISE SPECIFIED.

                                       Dated:                          , 1999
                                              -------------------------

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                                 Signature(s) in Box
                                 (If there are co-owners both must sign)

                                 PLEASE SIGN NAME(S) EXACTLY AS SHOWN AT
                                 LEFT.  WHEN SIGNING AS EXECUTOR,
                                 ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE
                                 FULL TITLE AS SUCH; WHEN SHARES HAVE BEEN
                                 ISSUED IN NAMES OF TWO OR MORE PERSONS,
                                 ALL SHOULD SIGN.